Summary Prospectus September 28, 2016

PNC Treasury Money Market Fund

Class A – PRAXX Class I – PDIXX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 28, 2016, and as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Summary Prospectus 1 of 4 PNC Treasury Money Market Fund

MONEY MARKET FUNDS

PNC TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal and liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	0.00%[1]	None
Other Expenses[2]	0.35%	0.10%
Shareholder Servicing Fees	0.25%	None
Other[3]	0.10%	0.10%
Total Annual Fund Operating Expenses	0.50%	0.25%

1  The Fund may reimburse expenses incurred by PNC Funds Distributor, LLC (the "Underwriter") up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees (the "Board") has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 28, 2017, at which time the Board will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

2  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period.

3  Expense information has been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one-year period below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$51	$182	$325	$740
Class I Shares	$26	$80	$141	$318

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940"), the primary rule governing the operation of money market funds, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

As of the date of this prospectus, the Adviser intends to manage the Fund so that on and after October 14, 2016, the Fund will qualify as a "government money market fund." Government money market funds remain eligible under Rule 2a-7 to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

PRINCIPAL RISKS

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered, the values of its debt securities or other instruments may fall.

Government Securities Risk. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

MONEY MARKET FUNDS

PNC TREASURY MONEY MARKET FUND

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the U.S. are at or near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. PNC Capital Advisors, LLC (the "Adviser") will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, the Fund's counterparties, market participants, issuers of securities held by the Fund or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Money Market Fund Risk. There can be no assurance that a money market fund operating as a government money market fund, such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their NAVs. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the PNC Money Market Funds in the future. A decline in interest rates can reduce a money market fund's yield even if a Fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

After October 14, 2016, failure to maintain the Fund's status as a "government money market fund" under the new rules would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund's NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). These rules are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund's portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days (any such suspension, a "gate") whenever a fund's weekly liquid assets comprise less than 30% of the fund's total assets. Further, money market funds (other than retail money market funds and government money market funds) under the new rules must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund's board of trustees determines that such a fee is not in the fund's best interests. If the Fund failed to maintain its status as a "government money market fund," the new rules would require imposition of liquidity fees and/or temporary suspensions of redemptions ("temporary liquidity fees and gates") whenever less than 10% of the Fund's total assets are comprised of weekly liquid assets, unless the Fund's board of trustees determines that such a fee is not in the Fund's best interests. There can be no assurance that your investment in the Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MONEY MARKET FUNDS

PNC TREASURY MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863). The Fund's 7-day yield for Class I shares as of December 31, 2015 was 0.01% which excludes the effect of a special excise distribution of 0.12% that occurred during that 7-day period.

Calendar Year Total Returns

Best Quarter	1.17%	(12/31/06)
Worst Quarter	0.00%	(09/30/15)

The Fund's year-to-date total return for Class I Shares through June 30, 2016 was 0.02%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Class I Shares	0.02%	0.01%	0.99%
Class A Shares	0.02%	0.01%	0.91%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the PNC Money Market Funds on any day when the U.S. bond markets and the Federal Reserve are open. The Securities Industry and Financial Markets Association ("SIFMA") publishes a recommended holiday schedule each year for the U.S. bond markets. The U.S. bond markets and the PNC Money Market Funds are generally closed on those scheduled holidays. Accordingly, you cannot generally purchase or redeem shares of the PNC Money Market Funds on those days.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A Shares;

•  If purchasing Class A Shares through a Planned Investment Program ("PIP"), the initial minimum investment of $1,000 is waived as long as the minimum systematic purchase is $50;

•  There is no minimum investment amount for Class I Shares, except as described in the section of the statutory prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares."

Minimum Subsequent Investments:

•  The minimum subsequent investment amount for Class A Shares, including when shares are purchased through PIP, is $50;

•  For Class I Shares, there is no minimum subsequent investment amount;

Each Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Tax Information

A Fund's distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-MMTRS-0916